                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JAN-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                             1993-2A             1993-2C             1993-2D            1993-2E.A
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 19,763,800.24     $ 60,192,654.32     $ 35,662,055.58     $ 23,721,722.98
  Loans Repurchased                                                 --                  --                  --                  --
  Scheduled Principal Distribution                           35,446.28          100,317.14          355,622.19          224,828.21
  Additional Principal Distribution                           7,466.55           21,359.47           50,883.72            7,153.76
  Liquidations Distribution                                         --                  --          891,995.52          134,176.83
  Accelerated Prepayments                                           --                  --                  --                  --
  Adjustments (Cash)                                                --                  --                  --                  --
  Adjustments (Non-Cash)                                            --                  --                  --                  --
  Losses/Foreclosures                                               --                  --                  --                  --
  Special Hazard Account                                            --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                           Ending Security Balance     $ 19,720,887.41     $ 60,070,977.71     $ 34,363,554.15     $ 23,355,564.18
                                                       ---------------     ---------------     ---------------     ---------------
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    123,684.21     $    367,840.04     $    198,707.39     $    131,289.96
Compensating Interest                                               --                  --            2,307.21               34.43

  Trustee Fee (Tx. Com. Bk.)                                    222.34              752.41              445.78              256.99
  Pool Insurance Premium (PMI Mtg. Ins.)                            --                  --                  --            5,218.78
  Pool Insurance (GE Mort. Ins.)                              4,782.84                  --            5,741.59                  --
  Pool Insurance (United Guaranty Ins.)                             --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                      --                  --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                     938.78                  --                  --                  --
  Bond Manager Fee (Capstead)                                   312.93              752.41              520.07              296.52
  Excess Compensating Interest (Capstead)                           --                  --                  --                  --
  Administrative Fee (Capstead)                                 535.27            2,508.09            1,114.53              840.12
  Administrative Fee (Other)                                        --                  --                  --                  --
  Excess-Fees                                                       --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                         --                  --                  --                  --
  Other                                                             --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                        Total Fees            6,792.16            4,012.91            7,821.97            6,612.41
                                                       ---------------     ---------------     ---------------     ---------------

 Servicing Fee                                                5,817.46           15,647.32            9,891.28            6,457.01
 Interest on Accelerated Prepayments                                --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                       Total Interest Distribution     $    136,293.83     $    387,500.27     $    218,727.85     $    144,393.81
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                          77                 234                 195                 127
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.50974257         7.333254414         6.763982504         6.643247126

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JAN-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                            1993-2E.B            1993-2G             1995-A              1996-A
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 68,161,110.94     $ 97,048,053.87     $ 23,389,134.00     $ 18,318,396.64
  Loans Repurchased                                                 --                  --                  --                  --
  Scheduled Principal Distribution                          108,022.89          161,636.86           25,085.97           25,155.16
  Additional Principal Distribution                          20,783.37           35,390.16            3,056.46            1,947.33
  Liquidations Distribution                                 391,411.70          456,869.47        1,889,771.10          220,464.50
  Accelerated Prepayments                                           --                  --                  --                  --
  Adjustments (Cash)                                                --                  --                  --                  --
  Adjustments (Non-Cash)                                            --                  --                  --                  --
  Losses/Foreclosures                                               --                  --                  --                  --
  Special Hazard Account                                            --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                           Ending Security Balance     $ 67,640,892.98     $ 96,394,157.38     $ 21,471,220.47     $ 18,070,829.65
                                                       ---------------     ---------------     ---------------     ---------------
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    401,940.74     $    577,369.17     $    158,244.06     $    120,281.71
Compensating Interest                                           808.67              607.15                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                    738.41            1,091.79              194.91              228.98
  Pool Insurance Premium (PMI Mtg. Ins.)                     14,995.44                  --                  --                  --
  Pool Insurance (GE Mort. Ins.)                                    --                  --            8,770.93            5,275.70
  Pool Insurance (United Guaranty Ins.)                             --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                      --                  --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                         --                  --                  --                  --
  Bond Manager Fee (Capstead)                                   852.01            1,213.10                  --                  --
  Excess Compensating Interest (Capstead)                           --                  --            6,215.22            1,285.13
  Administrative Fee (Capstead)                               2,414.16            4,043.81              596.25              763.25
  Administrative Fee (Other)                                        --                  --                  --                  --
  Excess-Fees                                                       --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                         --                  --              536.00              419.80
  Other                                                             --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                        Total Fees           19,000.02            6,348.70           16,313.31            7,972.86
                                                       ---------------     ---------------     ---------------     ---------------
 Servicing Fee                                               17,763.45           24,007.73            7,309.15            5,039.10
 Interest on Accelerated Prepayments                                --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                       Total Interest Distribution     $    439,512.88     $    608,332.75     $    181,866.52     $    133,293.67
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                         244                 367                 110                  70
WEIGHTED AVERAGE PASS-THROUGH RATE                         7.090543058         7.146682044         8.118850061         7.879404232

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-JAN-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                              1996-B             1996-C.1            1996-C.2           1996-C.3
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 35,679,365.47     $  5,195,511.32     $ 11,122,784.97     $  9,177,597.50
  Loans Repurchased                                                 --                  --                  --                  --
  Scheduled Principal Distribution                           43,411.14            5,045.10           12,738.51            8,653.90
  Additional Principal Distribution                           8,857.91            1,509.17            2,209.39              862.78
  Liquidations Distribution                               1,394,333.72          499,189.92                  --          609,840.48
  Accelerated Prepayments                                           --                  --                  --                  --
  Adjustments (Cash)                                                --                  --                  --                  --
  Adjustments (Non-Cash)                                            --                  --                  --                  --
  Losses/Foreclosures                                               --                  --                  --                  --
  Special Hazard Account                                            --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                           Ending Security Balance     $ 34,232,762.70     $  4,689,767.13     $ 11,107,837.07     $  8,558,240.34
                                                       ---------------     ---------------     ---------------     ---------------
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    236,106.75     $     37,307.39     $     78,872.94     $     61,939.76
Compensating Interest                                               --                  --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                    445.99               64.94               92.69               76.48
  Pool Insurance Premium (PMI Mtg. Ins.)                      9,642.35                  --                  --                  --
  Pool Insurance (GE Mort. Ins.)                                    --            1,496.31                  --                  --
  Pool Insurance (United Guaranty Ins.)                             --                  --                  --            3,418.65
  Backup for Pool Insurance (Fin. Sec. Assur.)                  948.33                  --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                         --                  --                  --                  --
  Bond Manager Fee (Capstead)                                       --                  --                  --            2,015.44
  Excess Compensating Interest (Capstead)                     3,799.45            1,059.85                  --            3,419.20
  Administrative Fee (Capstead)                               1,486.64              259.79              231.74              374.09
  Administrative Fee (Other)                                        --                  --                  --                  --
  Excess-Fees                                                       --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                   1,031.73              119.06                  --              265.39
  Other                                                             --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                        Total Fees           17,354.49            2,999.95              324.43            9,569.25
                                                       ---------------     ---------------     ---------------     ---------------

 Servicing Fee                                               10,620.08            1,623.57            2,592.03            2,867.98
 Interest on Accelerated Prepayments                                --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                       Total Interest Distribution     $    264,081.32     $     41,930.91     $     81,789.40     $     74,376.99
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                         132                  24                  56                  44
WEIGHTED AVERAGE PASS-THROUGH RATE                         7.940951199         8.616835811         8.509337208            8.362345